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                       FACULTATIVE YEARLY RENEWABLE TERM
                             REINSURANCE AGREEMENT

                                    between

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                                      and

                       THE CANADA LIFE ASSURANCE COMPANY

                                 April 1, 2003

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                                    ARTICLES
I.      Parties to the Agreement                                              3
II.     Reinsurance Coverage                                                  3
III.    Liability                                                             3
IV.     Notification of Reinsurance                                           4
V.      Reinsurance Premiums                                                  4
VI.     Reserves                                                              6
VII.    Oversights                                                            7
VIII.   Conversions                                                           7
IX.     Reductions, Terminations, and Changes                                 7
X.      Increase in Retention                                                 8
XI.     Reinstatement                                                        10
XII.    Expenses                                                             10
XIII.   Claims                                                               10
XIV.    Extra-Contractual Damages                                            14
XV.     Inspection of Records                                                14
XVI.    DAC Tax - Section 1.848-2 (g)(8) Election                            14
XVII.   Insolvency                                                           15
XVIII.  Offset                                                               16
XIX.    Arbitration                                                          16
XX.     Termination                                                          18
XXI.    General Provisions                                                   18
XXII.   Confidentiality                                                      20
XXIII.  Notices and Communications                                           20
XXIV.   Effective Date                                                       21
XXV.    Execution                                                            21
                                    SCHEDULES
A.      Plans Covered under This Agreement                                   22
B.      Basis of Reinsurance                                                 25
                                    EXHIBITS
I.      Reinsurance Premium Calculation                                      26
II.     Retention, Binding, and Issue Limits                                 27
III.    Annual per 1000 YRT Reinsurance Rates                                28
IV.     Sample Administrative Reports                                        29

ALL SCHEDULES AND EXHIBITS ATTACHED WILL BE CONSIDERED PART OF THIS REINSURANCE AGREEMENT.

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                                   ARTICLE I
                            PARTIES TO THE AGREEMENT

This Agreement is between Hartford Life and Annuity Insurance Company (referred to as the Ceding Company), and The Canada Life Assurance Company (referred to as the Reinsurer).

The acceptance of risks under this Agreement will create no right or legal relationship between the Reinsurer and the insured owner or beneficiary of any insurance policy or contract of the Ceding Company. This Agreement will be binding upon the Ceding Company and the Reinsurer and their respective successors and assignees.

                                   ARTICLE II
                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to insurance issued by the Ceding Company on the Plans of Insurance shown in Schedule A. Such Plans of Insurance shall be reinsured with the Reinsurer on a facultative basis subject to the requirements set forth in Section A below. The specifications for all reinsurance under this Agreement are provided in Schedule B.

A.  Requirements for Facultative Reinsurance

The Ceding Company will send copies of all of the papers or facsimiles relating to the insurability of the individual risk to the Reinsurer. After the Reinsurer has examined the request, the Reinsurer will promptly notify the Ceding Company of the underwriting offer subject to additional requirements or the final underwriting offer. The final underwriting offer on the individual risk will automatically terminate upon the earlier of the withdrawal of the application or 120 days from the date of the final offer, unless coverage is accepted or put in place earlier.

The individual risk must be underwritten according to the Ceding Company's standard issue practices and guidelines.

B.    Basis of Reinsurance

Reinsurance under this Agreement will be on the basis as stated in Schedule B.

C.    Policy Forms

When requested, the Ceding Company will furnish the Reinsurer with a copy of each policy, rider, rate book, and applicable sales or marketing material that applies to the life insurance reinsured hereunder.

                                  ARTICLE III
                                   LIABILITY

A. The Reinsurer's liability will begin simultaneously with the Ceding Company's liability once the Reinsurer has accepted the application and the Ceding Company has accepted the offer.

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B.  In no event shall the reinsurance be in force and binding if the issuance and delivery of such insurance constituted the doing of business in a jurisdiction in which the Ceding Company was not properly licensed.

C. The Reinsurer's liability for reinsurance on the individual risk will terminate when the Ceding Company's liability terminates.

D. The Reinsurer shall establish reserves on the Reinsurer's portion of the policy on the reserve basis specified in Article VI.

                                   ARTICLE IV
                          NOTIFICATION OF REINSURANCE

A. The Ceding Company will notify the Reinsurer on the monthly statement as described in Article V.

B. When reinsurance is reduced or changed, the Ceding Company will notify the Reinsurer on the monthly accounting statement.

                                   ARTICLE V
                              REINSURANCE PREMIUMS

A.  Computation

Premiums for reinsurance under this Agreement will be computed as described in
Exhibit I.

B.  Premium Accounting

       1.   Payment of Reinsurance Premiums

          Following the close of each calendar month, the Ceding Company will send the Reinsurer a statement and a listing of new business, changes, and terminations, similar to Exhibit IV. The Reinsurer will refund to the Ceding Company all unearned Annual YRT Reinsurance Premiums not including policy fees, less applicable allowances, arising from reductions, terminations and changes as described in Article IX.

          Annual YRT Reinsurance Premiums, as calculated in Exhibit I, based on the Reinsured Net Amount at Risk, as defined in Schedule B, are paid annual in advance each month for those new policies with an effective date during the previous month and for those renewal policies with a policy anniversary date during the current month. If a net reinsurance premium balance is payable to the Reinsurer, the Ceding Company will forward this balance within thirty (30) days after the close of each month.

          If a net reinsurance premium balance is payable to the Ceding Company, the balance due will be subtracted from the reinsurance premium payable by the

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          Ceding Company for the current month. The Reinsurer shall pay any remaining balance due the Ceding Company within forty-five (45) days after the Ceding Company submits the statement.

          If an overpayment is not returned to the Ceding Company promptly or there is overdue premiums due to the Reinsurer, the party that is due payment reserves the right to charge interest on reinsurance payments due. The interest will be calculated according to the 90 Day Federal Government Treasury rate as first published in the Wall Street Journal in the month following the end of the billing period plus 50 basis points. The method of calculation will be simple interest "Bankers' Rule" (or 360 day year).

       2.   Termination Because of Non-Payment of Premium

          If undisputed reinsurance premiums are delinquent, the Reinsurer has the right to terminate the reinsurance risks of those policies by giving the Ceding Company ninety (90) days advance written notice. If the delinquent premiums have not been paid as of the close of the (90) ninety-day period, the Reinsurer's liability will terminate for the risks described in the delinquency notice.

          Regardless of the termination, the Ceding Company will continue to be liable to the Reinsurer for all unpaid reinsurance premiums earned up to the date of termination.

       3.   Reinstatement of a Delinquent Statement

          The Ceding Company may reinstate the terminated risks within sixty
          (60) days after the effective date of termination by paying the unpaid reinsurance premiums for the risks in force prior to the termination as defined in Article V -- B1 above. However, the Reinsurer will not be liable for any claim incurred between the date of termination and reinstatement. The effective date of reinstatement will be the date the required back premiums are received.

       4.   Currency

          The reinsurance premiums and benefits payable under this Agreement will be payable in the lawful money of the United States.

       5.   Detailed Listing

          The Ceding Company will send the Reinsurer an electronic detailed listing of all reinsurance in force, similar to Exhibit IV, thirty
          (30) days after the end of each quarter.

       6.   Guaranteed Rates

          The Reinsurer does not guarantee the rates in this treaty but intends to charge these rates indefinitely. In the event that the Reinsurer does increase rates, except as noted below, the Ceding Company shall have the right to recapture the business as of the date of notice of rate change. At this date of recapture, the Reinsurer in addition to any other amounts due, shall transfer an amount equal to

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          If however, the Ceding Company raises the rates charged to their customers, the Reinsurer shall have the right to raise rates without the allowed recapture stated above. However, this increase to the reinsurance rates shall be no more than proportional to the increase to the policy owners' cost of insurance rates.

       7.   Overpayment of Premium

          If the Ceding Company overpays a reinsurance premium and the Reinsurer accepts the overpayment, the Reinsurer's acceptance will not constitute nor create a reinsurance liability nor result in any additional reinsurance. Instead, the Reinsurer will be liable to the Ceding Company for a credit in the amount of the overpayment.

       8.   Underpayment of Premium

          If the Ceding Company fails to make a full premium payment for a policy or policies reinsured hereunder, due to an oversight defined in
          Article VII, the amount of reinsurance coverage provided by the Reinsurer shall not be reduced. However, once the underpayment is discovered, the Ceding Company will be required to pay to the Reinsurer the difference between the full premium amount and the amount actually paid, without interest. If payment or the full premium is not made within sixty (60) days after the discovery of the underpayment, the underpayment shall be treated as a failure to pay premiums and subject to the conditions of Section B.2, above.

                                   ARTICLE VI
                                    RESERVES

A.  Statutory Reserves for the Mortality Risk of the Policy

[Redacted]

B.  Representations

The Reinsurer represents to the Ceding Company that the Reinsurer is properly licensed or accredited so that the Ceding Company may claim statutory reserve credit in its financial statements filed in all states and the U.S. territories of American Samoa, Guam, Puerto Rico and the U.S. Virgin Islands, in which the Ceding Company is licensed to transact insurance business. In the event that as a result of a change in the Reinsurer's licensing or accreditation status, due to an action taken on behalf of the Reinsurer, the Ceding Company must obtain security for statutory reserve credits taken with respect to

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this Agreement, the Reinsurer will take all actions necessary or appropriate to ensure that the Ceding Company is able to claim such reserve credit on its statutory statements, including but not limited to establishing a trust or letter of credit in a form which meets all applicable standards of law and regulation. The Reinsurer will bear the expense of establishing any trusts or letters of credit with respect to this provision.

                                  ARTICLE VII
                                   OVERSIGHTS

If there is an unintentional oversight, misunderstanding, delay or error in the administration of this Agreement by the Ceding Company or the Reinsurer, it can be corrected provided the correction takes place within a reasonable time after the oversight, misunderstanding, delay, or error is first discovered. Both the Ceding Company and the Reinsurer will be restored to the position they would have occupied had the oversight or misunderstanding not occurred. Should it not be possible to restore both parties to such a position, the Ceding Company and the Reinsurer shall negotiate in good faith to equitably apportion any resulting liabilities and expenses.

This section shall not apply to applications for facultative reinsurance for which the Reinsurer has not received written notification that its offer of facultative reinsurance has been accepted by the Ceding Company in accordance with Article III.

                                  ARTICLE VIII
                                  CONVERSIONS

Conversions from existing term plans of insurance reinsured under this Agreement will be reinsured using the YRT premiums attached as Exhibit I on a point in scale basis up to the original face amount. The converted policy will be reinsured with the Reinsurer in the same proportion as was determined for the original term policy. A term conversion is a contractual right of the policyholder to replace a term policy with a permanent policy without evidence of insurability.

                                   ARTICLE IX
                      REDUCTIONS, TERMINATIONS AND CHANGES

A.  Replacement or Change

If there is a contractual change, the insurance will continue to be reinsured with the Reinsurer at point-in-scale rates. If an exchange is requested where the death benefit is increased, the Reinsurer must consent to the change.

Exchanges from one single life plan reinsured under this Agreement to a different single life plan will be reinsured at point-in-scale rates. An exchange is a new policy replacing an existing policy where the new policy is not fully underwritten.

B.  Increases or Decreases

       1. In the event of a reduction in the face amount of a policy, the Reinsurer's

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           percentage of the reduced face amount shall be the same percentage as set at issue.

       2. A request to increase the face amount of policies that are reinsured will be submitted to the Reinsurer for acceptance.

C.  Reduction in Retained Coverage

If any portion of the aggregate insurance retained by the Ceding Company on an individual life reduces or terminates, the Ceding Company will recalculate its retention on any remaining risk(s) inforce on that life with the intent of holding the appropriate retention under each applicable reinsurance agreement.

The retention limit, which was in effect at the time that each remaining risk was issued, will be used. The Ceding Company will not be required to retain an amount in excess of its regular retention limit for the age, mortality rating, and risk classification at the time of issue for any policy. The Ceding Company will first recalculate the retention on the policy(ies) having the same mortality rating as the terminated policy(ies). Order of recalculation will secondarily be determined by policy effective date, oldest first.

D.  Multiple Reinsurers

If a risk is shared by more than one reinsurer, the Reinsurer's percentage of any increased or reduced reinsurance will be the same as its initial percentage of the reinsurance for that risk.

E.  Termination

If the policy for a risk reinsured under this Agreement is terminated, the reinsurance for the risk involved will be terminated on the effective date of termination.

F.  Mortality Rating

If the Ceding Company wishes to reduce the mortality rating, this reduction will be subject to the Reinsurer's approval.

                                   ARTICLE X
                             INCREASE IN RETENTION

A.  If the Ceding Company should increase the retention limits as listed in
Exhibit II, prompt written notice of the increase must be given to the Reinsurer.

B. In the event of an increase in retention, the Ceding Company will have the option of recapturing the reinsurance up to the increased retention under this Agreement. The Ceding Company may exercise its option to recapture by giving written notice to the Reinsurer within (90) ninety days after the effective date of the increase.

C. Whenever the Ceding Company increases its maximum retention limits over the Ceding Company's Maximum Limits of Retention, as set forth in Exhibit II, the Ceding Company has the option to recapture certain risk amounts. If the Ceding Company has maintained

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its maximum stated retention (not a special retention limit) for the plan and the insured's issue age, sex, and mortality classification in effect at the time the reinsurance was ceded to the Reinsurer, or if the Ceding Company did not retain insurance on the life, it may apply its increased retention limits to reduce the amount of reinsurance as follows:

       1. The reduction in reinsurance will become effective on the next annual premium anniversary after the individual policy has been inforce for at least twenty (20) years.

       2. If more than one policy per life is eligible for recapture, then the eligible policies may be recaptured beginning with the policy with the earliest issue date and continuing in chronological order according to the remaining policies' issue dates.

       3. It is understood that the Ceding Company will not re-cede the business once it has been recaptured for a period of at least three
            (3) years unless the Reinsurer agrees to accept this business.

       4. If any reinsured policy is recaptured, all reinsured policies eligible for recapture under the provisions of this Article must be recaptured up to the Ceding Company's new maximum retention limits in a consistent manner and the Ceding Company must increase its total amount of insurance on each reinsured life. The Ceding Company may not revoke its election to recapture for policies becoming eligible at future anniversaries.

       5 If portions of the reinsured policy have been ceded to more than one reinsurer, the Ceding Company must allocate the reduction in reinsurance so that the amount reinsured by each reinsurer after the reduction is proportionately the same as if the new maximum dollar retention limits had been in effect at the time of issue.

       6. The amount of reinsurance eligible for recapture is based on the Total Net Amount at Risk (as defined in Schedule B) as of the date of recapture. For a policy issued as a result of a conversion, the recapture terms of the reinsurance agreement covering the original policy will apply, and the duration period for the purpose of recapture will be measured from the effective date of reinsurance on the original policy.

       7. The terms and conditions for the Ceding Company to recapture reinsured policies, as a result of the insolvency of the Reinsurer, are set forth in Article XVII.

       8. Cessions Under Waiver of Premium Claim: If there is a reinsured waiver of premium claim in effect when recapture takes place, the Reinsurer will continue to pay its share of the waiver claim until it terminates. The Reinsurer will not be liable for any other benefits, including the basic life risk, that are eligible for recapture. All such eligible benefits will be recaptured as if there were no waiver claim in effect.

       9. After the effective date of recapture, the Reinsurer will not be liable for any reinsured policies or portions of such reinsured policies eligible for recapture that the Ceding Company has overlooked.

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                                   ARTICLE XI
                                 REINSTATEMENT

If an insurance policy lapses for nonpayment of premium and is reinstated under the Ceding Company's terms and rules, the Reinsurer will reinstate the reinsurance as follows:

A.  Facultative Cases

Whenever an application is made by the policyholder for reinstatement in accordance with the terms of the policy, the policy was originally reinsured facultatively, and the reinstatement occurs ninety (90) days or more after the policy has lapsed, copies of such application for reinstatement, any personal declaration or medical examination and any other underwriting document shall be forwarded by the Ceding Company to the Reinsurer together with an application for reinstatement of the reinsurance. The Reinsurer shall notify the Ceding Company within three (3) business days of its acceptance or declination of the application for reinstatement.

Upon the Reinsurer's approval, the Ceding Company must pay the Reinsurer all back reinsurance premiums in the same manner as the Ceding Company received insurance charges or premiums under the policy. In the event that the policy is redated, the reinsurance premiums payable shall be at the appropriate policy year rate.

B.  Nonforfeiture Reinsurance Termination

If the Ceding Company has been requested to reinstate a policy that was reinsured while on extended term or reduced paid-up, then such reinsurance will terminate and facultative reinstatement procedures will be followed as outlined above in this Article.

                                  ARTICLE XII
                                    EXPENSES

The Ceding Company must pay the expense of all medical examinations, inspection fees and other charges in connection with the issuance of the insurance.

                                  ARTICLE XIII
                                     CLAIMS

A.  Liability

If the Ceding Company is liable for insurance benefits on a policy reinsured under this Agreement, the Reinsurer shall be liable for its portion of the reinsurance on that policy, as described in Schedule B. All reinsurance claim settlements will be subject to the terms and conditions of the particular contract and statutory requirements under which the Ceding Company is liable.

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B.  Notification

The Ceding Company shall report promptly to the Reinsurer the following information:

       -   Name of Insured

       -   Date of Birth of the Insured

       - Date of Death (if this information is available at the time of this initial notification)

       -   Company Code

       -   Policy Number

       -   Policy Date

       -   Face Amount

       -   Retention of the Ceding Company

       -   Amount Reinsured

       -   Treaty

Such claim made upon the Ceding Company shall be accepted by the Reinsurer as a claim upon it for the amount of reinsurance in force on the date the claim is incurred.

For claims incurred during the contestable period on risks ceded to the Reinsurer on a facultative basis where the Ceding Company has the intent to rescind, the Ceding Company shall submit all papers in connection with the claim to the Reinsurer.

C.  Claim Payment

       1.   Facultative Reinsurance on a Risk

          If a claim is made on a risk reinsured facultatively under this Agreement, the Ceding Company shall submit to the Reinsurer all relevant and/or requested documents and papers related to the claim along with the Ceding Company's recommendation. Upon receipt by the Reinsurer, the Ceding Company shall then wait five (5) business days during which time the Reinsurer shall have the opportunity to advise the Ceding Company of its consent or disagreement with the recommendation. In the event the Reinsurer does not contact the Ceding Company within the (5) five-day period, the Reinsurer shall be deemed to have approved the recommendation and the Ceding Company shall be authorized to act accordingly.

          The parties shall use best efforts to reach mutual agreement with respect to the submitted claim before the Ceding Company responds to the claimant.

       2.   Payment of Reinsurance Proceeds

          The Reinsurer shall reimburse the Ceding Company for its proportionate share of any interest paid on claims. The Reinsurer will pay the Ceding Company the reinsurance proceeds within fifteen (15) business days of final notification of the Ceding Company making the final decision to pay the policy proceeds, unless the claim amount is disputed.

          If either by the terms of the contract or by the exercise of an option, payment under the policy is deferred or made in installments, the Reinsurer shall nevertheless make payment immediately in one sum, upon receipt of proper notification stated in (B) above.

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       3.   Recapture

           If an undisputed net amount due to the Ceding Company is thirty (30) days past due, the Ceding Company shall provide the Reinsurer written notice, addressed to a senior officer of the Reinsurer, that includes
           (1) an itemization of the unpaid claims, and (2) a reminder that the Ceding Company will have the right to offset and subsequently recapture all business reinsured if such claims remain unpaid ninety
           (90) days past the due date. The sixty (60) day period between the Reinsurer written notice and ninety (90) days past the due date shall be called the "Cure Period".

           If the Reinsurer is delinquent, ninety (90) days past due, on an undisputed net amount due to the Ceding Company, the Ceding Company will have the right to offset such amounts from any amounts due the Reinsurer in accordance with Article XVIII. To the extent there is an insufficient balance from which to offset such amounts and the
           resulting amount due exceeds                         the Ceding
           Company shall have the right to recapture immediately upon the termination of the Cure Period.

       4.   Overdue Reinsurance Proceeds

           The Ceding Company reserves the right to charge interest on reinsurance proceeds due. The interest will be calculated according to the 90 Day Federal Government Treasury rate as first published in the Wall Street Journal in the month following the end of the billing period plus 50 basis points. The method of calculation will be simple interest "Bankers' Rule" (or 360 day year).

       5.   Waiver of Premium

           If Waiver of Premium is reinsured under this Agreement, then in the event of a total disability claim, the Ceding Company shall continue to pay the Reinsurer the reinsurance premium. However, the Ceding Company will not pay the reinsurance premium for the waiver benefit for the duration of the waiver claim period. The Reinsurer shall pay the Ceding Company its share of the gross premium being waived, including any rider or supplementary benefit gross premiums being waived, taking into account any fractions of a year for which premiums have been waived. The Reinsurer will pay waiver benefits annually regardless of the mode of premium payment specified in the policy.

       6.   Interest

           If payment under the policy is delayed and interest is allowed per statutory requirement or the contract, the Reinsurer will pay interest on the reinsurance at the same rate and for the same time period as the Ceding Company.

D.  Contests, Denials, Litigation, Reduced Settlements and Compromises

The Ceding Company shall promptly notify the Reinsurer of any claim the Ceding Company plans to contest, deny, litigate or compromise ("Contest"). The Ceding Company shall also furnish details of such action on request and shall furnish an itemized reinsurance claim form of expenses incurred thereby.

Once the Reinsurer receives all requested documents, the Reinsurer shall notify the Ceding Company in writing of the Reinsurer's decision whether or not to participate in the Contest. If the Reinsurer notifies the Ceding Company in writing that it has elected not to participate in the Contest, the Reinsurer shall immediately pay the Ceding

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Company its share of the claim and expenses and not share in any subsequent increase or reduction. Once the Reinsurer has paid its share, it shall not be liable for any additional expenses associated with the Contest.

When the Reinsurer agrees in writing to participate on a Contest, involving reinsurance, it shall share in the payment of legal or investigative expenses relating to the claim in the same proportion as the Reinsurer's liability bears to the Ceding Company's liability. The Reinsurer shall not reimburse expenses associated with non-reinsured policies. If the Ceding Company's Contest results in a reduction or increase in the liability of the contested policy, the Reinsurer shall share in the reduction or increase proportional to their share of the Total Net Amount at Risk (as defined in Schedule B) on the date of death of the insured.

E.  Misstatement of Age or Sex

If the amount of insurance provided by the policy or policies reinsured under this Agreement is increased or reduced because of misstatement of age or sex established after the death of the insured, the Reinsurer will share with the Ceding Company in this increase or reduction. The face amount of the reinsured policy will be adjusted from the inception of the policy, and any difference will be settled without interest.

F.  Routine Expenses

The Ceding Company will pay the routine expenses incurred in connection with settling claims. These expenses may include compensation of agents and employees and the cost of routine investigations.

G.  Non-Routine Expenses

The Reinsurer will share with the Ceding Company all expenses that are not routine. Expenses that are not routine are those directly incurred in connection with the contest or the possibility of a contest of a claim or the assertion of defenses, including legal expenses. The expenses will be shared in proportion to the Total Net Amount at Risk, as defined in Schedule B, for the Ceding Company and the Reinsurer. However, if the Reinsurer has released the liability under Section D of this Article, the Reinsurer will not share in any expenses incurred after the date of the Reinsurer's release.

H.  Return of Premium for Misrepresentations and Suicides

If a misrepresentation on an application or a death of an insured risk by suicide results in the Ceding Company returning the policy premiums to the policy owner rather than paying the policy benefits, the Reinsurer will refund all of the reinsurance premiums it received on that policy to the Ceding Company without interest. This refund given by the Reinsurer will be in lieu of all other reinsurance benefits payable on that policy under this Agreement.

I.  Contestable Period

If during the contestable period, Ceding Company is notified of the death of the insured, the Ceding Company will investigate the case.

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                                  ARTICLE XIV
                           EXTRA-CONTRACTUAL DAMAGES

In no event will the Reinsurer have any liability for any extra-contractual damages, which are awarded against the Ceding Company as a result of acts, omissions, or course of conduct committed solely by the Ceding Company with no involvement of the Reinsurer in connection with the insurance reinsured under this Agreement.

The Reinsurer will, however, pay its share of punitive and/or compensatory damages and/or statutory penalties awarded against the Ceding Company in connection with benefits reinsured under this Agreement if the Reinsurer agreed in writing to the act or course of conduct of the Ceding Company that resulted in the assessment of such damages.

The Reinsurer does recognize that circumstances may arise under which the Reinsurer, in equity, should share, to the extent permitted by law, in paying certain assessed damages. Such circumstances are difficult to define in advance, but by example may involve those situations in which the Reinsurer was an active party and, in writing, recommended, consented to or explicitly ratified the act, omission, or course of conduct of the Ceding Company that ultimately resulted in the assessment of such damages. The extent of such sharing is dependent on good faith assessment of culpability in each case, but all factors being equal, the division of any such assessment would be in the proportion of Total Net Amount at Risk (as defined in Schedule B) accepted by each party for the plan of insurance involved.

                                   ARTICLE XV
                             INSPECTION OF RECORDS

Each party or their authorized representatives will have the right, at any reasonable time and upon reasonable notice, to inspect the other party's books and documents that relate to reinsurance under this Agreement.

                                  ARTICLE XVI
                                    DAC TAX
                         SECTION 1.848-2(g)(8) ELECTION

A. The Ceding Company and the Reinsurer jointly agree to the DAC Tax Election pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations (the "Treasury Regulations") issued under Section 848 of the Internal Revenue Code of 1986, as amended (the "Code") whereby:

       (i) The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Code section 848(c)(1); and

       (ii) Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency.

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B.  As used in this Article XVI, the terms "net positive consideration",
"specified policy acquisition expenses" and "general deductions limitation" are defined by reference to Treasury Regulations Section 1.848-2 and Code Section 848 as of April 1, 2003.

C. The method and timing of the exchange of this information shall be as follows:

       (i) The Ceding Company shall submit a schedule to the Reinsurer by May 1 of each year of its calculation of the net consideration for the preceding calendar year.

       (ii) The Reinsurer shall, in turn, complete the schedule by indicating acceptance of the Ceding Company's calculation of net consideration or shall note in writing any discrepancies. The Reinsurer shall return the completed schedule to the Ceding Company by June 1 of each year.

       (iii) If there are any discrepancies between the Ceding Company's and the Reinsurer's calculation of net consideration, the parties shall act in good faith to resolve these discrepancies in a manner that is acceptable to both parties by July 1 of each year.

       (iv) Each party shall attach the final schedule to their respective U.S. federal income tax returns for each taxable year in which consideration is transferred under this Agreement. The schedule shall identify this Agreement and restate the election described in this Article XVI and shall be signed by both parties.

D. This DAC Tax Election shall be effective on the effective date of this Agreement and shall be effective for all years for which this Agreement remains in effect.

E. The Ceding Company and the Reinsurer each represent and warrant that they are subject to U.S. taxation under either the provisions of Subchapter L of Chapter 1 or Subpart F of Part III of Subchapter N of Chapter 1 of the Code.

F. Should the Reinsurer breach the representation and warranty of tax status set forth in this Article of this Agreement, the Reinsurer agrees to indemnify and hold the Ceding Company, its directors, officers, employees, agents, and shareholders harmless from any liability and all liability, loss, damages, fines, penalties, interest, and reasonable attorney's fees, which the Ceding Company, its directors, officers, employees, agents, and shareholders may sustain by reason of such breach.

                                  ARTICLE XVII
                                   INSOLVENCY

A.  Insolvency of the Reinsurer

If the Reinsurer becomes insolvent as determined by the Regulatory Agency responsible for such determination, amounts due the Reinsurer will be paid net of the terms of this Agreement and directly to the liquidator, receiver, or statutory successor without decrease. In addition, upon the Reinsurer's insolvency, the Ceding Company may cancel this Agreement for future new business as described in Article XX. All reinsurance ceded under this Agreement may be recaptured by the Ceding Company as of the date the Reinsurer fails to meet its obligations under this Agreement.

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B.  Insolvency of the Ceding Company

If the Ceding Company should become insolvent, as determined by the Regulatory Agency responsible for such determination, all reinsurance under this Agreement will be payable by the Reinsurer directly to the Ceding Company's liquidator, receiver or statutory successor, on the basis of the liability of the Ceding Company under the policy or policies reinsured and without diminution because of the insolvency of the Ceding Company. However, in the event of such insolvency, the liquidator, receiver, or statutory successor will give written notice of a pending claim against the Ceding Company on the reinsured policy. It will do so within a reasonable time after the claim is filed in the insolvency proceedings. During the pendency of such a claim, the Reinsurer may investigate the claim and may, at its own expense, interpose any defense or defenses, which it may deem available to the insolvent Ceding Company, its liquidator, receiver, or statutory successor, in the proceedings where the claim is to be adjudicated.

The expense thus incurred by the Reinsurer will be chargeable against the insolvent Ceding Company, subject to court approval, as part of the expense of liquidation to the extent of a proportionate share of the benefit, which may accrue to the insolvent Ceding Company solely as a result of the defense undertaken by the Reinsurer.

Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to the claim, the expense will be apportioned in accord with the terms of the reinsurance agreement as though the expense had been incurred by the insolvent Company.

                                 ARTICLE XVIII
                                     OFFSET

Any undisputed debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either the Ceding Company or the Reinsurer with respect to this Agreement, shall be offset, and only the balance shall be allowed or paid. In the event the Ceding Company becomes insolvent, offsets shall be allowed in accordance with applicable law.

                                  ARTICLE XIX
                                  ARBITRATION

The Ceding Company and the Reinsurer mutually understand and agree that the wording and interpretation of this Agreement is based on the usual customs and practice of the insurance and reinsurance industry. While both the Ceding Company and the Reinsurer agree to act in good faith in its dealings with each other, it is understood and recognized that situations may arise in which they cannot reach an agreement.

In the event that any dispute cannot be resolved to mutual satisfaction, the dispute will first be subject to good-faith negotiation as described below in an attempt to resolve the dispute without the need to institute formal arbitration proceedings.

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Within ten (10) days after one of the parties has given the other the first written notification of the specific dispute, each of the parties will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

If the officers cannot resolve the dispute within thirty (30) days of their first meeting, both parties agree that they will submit the dispute to formal arbitration. However, the parties may agree in writing to extend the negotiation period for an additional thirty (30) days.

No later than fifteen (15) days after the final negotiation meeting, the officers taking part in the negotiation will give both the Ceding Company and the Reinsurer written confirmation that they are unable to resolve the dispute and that they recommend establishment of formal arbitration.

An arbitration panel consisting of three (3) past or present officers of life insurance or life reinsurance companies not affiliated with either of the parties in any way will settle the dispute. Each party will appoint one arbitrator and the two will select a third. If the two arbitrators cannot agree on the choice of a third within thirty (30) days following their appointment, each arbitrator shall nominate three candidates within ten (10) days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

The Ceding Company and the Reinsurer shall bear the expense of its own arbitrator and shall jointly bear with the other the expense of the third arbitrator. In the absence of a decision to the contrary by the arbitration panel, the Ceding Company and the Reinsurer shall jointly share in all other costs of the arbitration.

The arbitration proceedings will be conducted according to the Commercial Arbitration Rules of ARIAS-US, which are in effect at the time the arbitration begins.

The arbitration will take place in Hartford, Connecticut unless the parties mutually agree otherwise.

Within sixty (60) days after the beginning of the arbitration proceedings the arbitrators will issue a written decision on the dispute and a statement of any award to be paid as a result. The decision will be based on the terms and conditions of this Agreement as well as the usual customs and practices of the insurance and reinsurance industry, rather than on strict interpretation of the law. The decision will be final and binding on both the Ceding Company and the Reinsurer and there will be no further appeal.

The parties may mutually agree to extend any of the negotiation or arbitration periods shown in this Article.

Unless otherwise decided by the arbitrators, the parties will share in their proportion of all expenses resulting from the arbitration, including the fees and expenses for the arbitrators, except that each party will be responsible for its own attorneys' fees.

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                                   ARTICLE XX
                                  TERMINATION

A. The Ceding Company and the Reinsurer may terminate this Agreement as it applies to the new business of each by giving ninety (90) days' written notice of termination. The day the notice is deposited in the mail addressed to the Home Office, or to an Officer of each party, will be the first day of the (90) ninety-day period. In addition, this Agreement may be terminated immediately for the acceptance of new reinsurance by either party if one of the parties becomes insolvent as described in Article XVII.

B. During the (90) ninety-day period, this Agreement will continue to be in force between the terminating parties.

C. After termination, the terminating parties shall remain liable under the terms of this Agreement for all reinsurance that becomes effective prior to termination of this Agreement. After termination, the Reinsurer shall be liable for all reinsurance that has an application date and has been received and accepted by the Reinsurer on or before the effective date of the termination.

                                  ARTICLE XXI
                               GENERAL PROVISIONS

A.  Entire Contract

This Agreement with any attached Schedules and Exhibits shall constitute the entire contract between the parties with respect to the business being reinsured hereunder and there are no understandings between the parties other than as expressed herein.

B.  Modifications

Any modification or change to the provisions of this Agreement shall be null and void unless set forth in a written amendment to the Agreement which is signed by all parties to the Agreement.

C.  Severability

In the event that any provision or term of this Agreement shall be held by any court, arbitrator, or administrative agency to be invalid, illegal or unenforceable, all of the other terms and provisions shall remain in full force and effect to the extent that their continuance is practicable and consistent with the original intent of the parties. In addition, if any provision or term is held invalid, illegal or unenforceable, the parties will attempt in good faith to renegotiate the Agreement to carry out the original intent of the parties.

D.  Survival

All provisions of this Agreement shall survive its termination to the extent necessary to carry out the purposes of this Agreement or to ascertain and enforce the parties' rights or obligations hereunder existing at the time of termination.

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E.  Non-Waiver

No waiver by either party of any violation or default by the other party in the performance of any promise, term or condition of this Agreement shall be construed to be a waiver by such party of any other or subsequent default in performance of the same or any other promise, term or condition of this Agreement. No prior transactions or dealings between the parties shall be deemed to establish any custom or usage waiving or modifying any provision hereof. The failure of either party to enforce any part of this Agreement shall not constitute a waiver by such party of its right to do so, nor shall it be deemed to be an act of ratification or consent.

F.  Governing Law

This Agreement shall be governed by the laws of the state of Connecticut.

G.  Assignment

Neither party may assign any of its rights, duties or obligations under this Agreement without the prior written consent of the other party.

H.  Counterparts

This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

I.  Force Majeure

Neither party shall be liable for any delay or non-performance of any covenant contained herein nor shall any such delay or non-performance constitute a default hereunder, or give rise to any liability for damages if such delay or non-performance is caused by an event of "force majeure." As used herein, the term "Force Majeure," means an event, explosion, action of the elements, strike or other labor relations problem, restriction or restraint imposed by law, rule or regulation of any public authority, whether federal, state or local, and whether civil or military, act of any military authority, interruption of transportation facilities or any other cause which is beyond the reasonable control of such party and which by the exercise of reasonable diligence such party is unable to prevent. The existence of any event of Force Majeure shall extend the term of performance on the part of such party to complete performance in the exercise of reasonable diligence after the event of Force Majeure has been removed.

J.  No Limitation on Disclosure of Tax Treatment

Notwithstanding anything herein to the contrary, except as reasonably necessary to comply with applicable securities laws, each party to this Agreement (and each employee, representative, or other agent of such party) may consult any tax advisor regarding the U.S. federal income tax treatment or tax structure of the transaction (the "Tax Transaction"), and disclose to any and all persons, without limitation of any kind, the Tax Treatment and all materials of any kind that are provided to such party relating to the Tax Treatment. The permission to disclose the Tax Treatment is limited to any facts relevant to the U.S. federal income Tax Treatment and does not include information relating to the identity of the parties.

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K.  Compliance

This Agreement applies only to the issuance of insurance by the Ceding Company in a jurisdiction in which it is properly licensed.

The Ceding Company represents and warrants, to the best of its knowledge, that it is in compliance with all of the state and federal laws applicable to the business reinsured under this Agreement. In the event that the Ceding Company is found to be in non-compliance with any law material to this Agreement, the Agreement will remain in effect and the Ceding Company will indemnify the Reinsurer for any direct loss the Reinsurer suffers as a result of the non-compliance, and will seek to remedy the non-compliance.

                                  ARTICLE XXII
                                CONFIDENTIALITY

As used herein, "Confidential Information" means all of our confidential, proprietary, or trade secret information, including, but not limited to, all information on the Ceding Company's customers and claimants and other information the Ceding Company discloses to the Reinsurer. The term "Confidential Information" does not include any information which (i) at the time of disclosure or thereafter is generally available to and known by the public other than by way of a wrongful disclosure by a party or its Representatives; (ii) was available on a non-confidential basis from a source other than the parties hereto or their Representatives, provided that such source is not and was not bound by a confidentiality agreement with a party hereto; or (iii) was independently developed without violating any obligations under this Agreement and without the use of any Confidential Information.

The Reinsurer shall maintain the confidentiality of the Confidential Information, shall use it only for purposes for which it was disclosed and shall not disclose it to any other person except to employees, agents, and other persons who need to know such Confidential Information (Retrocessionaires) to carry out the purposes for which it was disclosed and who agree to maintain the confidentiality of the information provided herein.

                                 ARTICLE XXIII
                           NOTICES AND COMMUNICATIONS

All notices and communications under this treaty should be sent to:

Individual Life Director of Reinsurance
Hartford Life
200 Hopmeadow St.
Simsbury, CT 06089

With copies to:

Chief Actuary
Hartford Life
200 Hopmeadow St.
Simsbury, CT 06089

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General Counsel
Hartford Life
200 Hopmeadow St.
Simsbury, CT 06089

Canada Life Reinsurance
330 University Avenue
Toronto, Canada M5G 1R8
Attn: Reinsurance Division

Notices are deemed received when delivered.

                                  ARTICLE XXIV
                                 EFFECTIVE DATE

The provisions of this Agreement shall be effective with respect to policies issued on or after April 1, 2003.

                                  ARTICLE XXV
                                   EXECUTION

THE CANADA LIFE ASSURANCE COMPANY

By:     /s/ Tom O'Sullivan              By:     /s/ Monica Hainer
        ------------------------------          ------------------------------
Title:  Tom O'Sullivan, FSA, FCIA       Title:  Monica Hainer, FSA, FCIA, MAAA
        Vice President & Actuary                Senior Vice President
        Life Reinsurance                        Life Reinsurance
Date:   May 5, 2006                     Date:   May 5/06

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach          Attest: /s/ Michael J. Roscoe
        ------------------------------          ------------------------------
        Thomas P. Kalmbach, FSA, MAAA           Michael J. Roscoe, FSA, MAAA
        Assistant Vice President                Vice President and Actuary
                                                Individual Life Product
                                                Management
Date:   3/17/06                         Date:   3/17/06

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                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

TYPE OF BUSINESS         Individual life insurance issued by the Ceding Company

UPSCALE PRODUCTS                                    RIDERS
-------------------------------------------------------------------------------------------------
Stag Protector Variable Universal Life              Other Covered Insured
Stag Variable Life Accumulator                      Term Rider (base or other insured)
Stag Universal Life                                 ADB Benefit (not reinsured)
SPVL (Fully underwritten only)                      Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)                     Waiver of Monthly Deduction
One Year Term                                       Waiver of Specified Amount
Stag Whole Life                                     Enhanced No Lapse Guarantee Rider
                                                    Estate Tax Repeal Benefit Rider
                                                    Level Compensation Endorsement
                                                    Children's Life Insurance Rider
                                                    Maturity Date Extension
                                                    Guaranteed COI Benefit Rider
                                                    Mortality and Expense Risk Rates Rider

MIDDLE AMERICA PRODUCTS                             RIDERS
-------------------------------------------------------------------------------------------------
LBSI UL                                             Term Rider (base or other insured)
Life Solutions I UL                                 Waiver of Premium Riders
Life Solutions II UL                                Waiver of Monthly Deduction Riders
20 Year Term                                        Additional Purchase Option Rider
                                                    Disability Income Rider (not reinsured)

WOODBURY PRODUCTS
-------------------------------------------------------------------------------------------------
Hartford Stag Wall Street Variable Universal Life   Term Rider
                                                    ADB (not reinsured)
                                                    Waiver of Monthly Deduction
                                                    Waiver of Specified Amount
                                                    Cost of Living Adjustment Rider
                                                    Child Rider
                                                    Accelerated Benefit Rider
                                                    Specify Monthly Deductions
                                                    Enhanced No Lapse Guarantee

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                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Children's Life Insurance Rider: Provides additional term coverage for a child

Waiver of Premium Riders: Waives premium requirement if insured is disabled

Additional Purchase Option Rider: Provides additional term coverage

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a life time option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

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                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions : This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

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
                                   SCHEDULE B
                              BASIS OF REINSURANCE

FACULTATIVE REINSURANCE
The Reinsurer will accept X% (as determined at issue) of the risk.

NET AMOUNT AT RISK DEFINITION: [Redacted]

MINIMUM INITIAL FACULTATIVE REINSURANCE SUBMISSION [Redacted]

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                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION

1.  REINSURANCE PREMIUM

ANNUAL YRT REINSURANCE PREMIUM [Redacted]

2.  PREMIUM TAX

Premium tax will not be reimbursed.

3.  FLAT EXTRA ALLOWANCES

The flat extra premium paid to the Reinsurer will be the annual flat extra rate which the Ceding Company charges the insured less the allowances below times the Reinsured Net Amount at Risk.

DURATION OF FLAT EXTRA       FIRST YEAR          RENEWAL YEARS
------------------------------------------------------------------
Less than 5 years       [Redacted]            [Redacted]
5 years or more

4.  RIDERS

Term riders, cost of living riders, and other riders providing additional or increasing coverage will use the same methods and YRT rates as the base plan. Waiver of premium rates are attached and are per dollar of annualized amount. Deduction amount waiver rates (also called "waiver of monthly deductions") are attached, and the charge for this benefit is a rate times the monthly deduction amount. Our retention on both types of waivers is proportional to our retention on the death benefit. For both the Waiver of Premium and Waiver of Monthly Deduction, the reinsurance premium will be net of the following allowances:

First Year     Renewal Years
[Redacted]     [Redacted]

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                                   EXHIBIT II
                     SINGLE LIFE RETENTION AND JUMBO LIMITS

RETENTION LIMIT [Redacted]

JUMBO LIMIT [Redacted]

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                                  EXHIBIT III

     Annual per 1000 Yearly Renewable Term reinsurance rates are attached.

               PRODUCTS USING MULTI-CLASS RATE TABLES: [Redacted]
                     Stag Protector Variable Universal Life
                    Stag Accumulator Variable Universal Life
                              Stag Universal Life
                                Stag Whole Life
               Hartford Stag Wall Street Variable Universal Life

                PRODUCTS USING UNI-CLASS RATE TABLES: [Redacted]
                                    LBSI UL
                              Life Solutions I UL
                              Life Solutions II UL
                                  20 Year Term
                                    ART (CW)
                             5 & 10 Year Term (NY)
                                      SPVL
                                 One Year Term

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SINGLE LIFE 2002 MULTICLASS ANNUAL YRT PER 1000 REINSURANCE RATES

[Redacted]

                                Monthly Per 1000
                       Waiver of Monthly Deduction Amount

                              Age         Male       Female
                           [Redacted]  [Redacted]  [Redacted]

                                                                       2/21/2006

                                   EXHIBIT IV
                         SAMPLE ADMINISTRATIVE REPORTS

                            BILLING STATEMENT SAMPLE
                              POLICY DETAIL REPORT

For Each Policy show:

-   Hartford Life Treaty Number
-   Issue Date
-   Name
-   Sex
-   Birth Date
-   Issue Age
-   Smoker/NonSmoker
-   State of Residence
-   Current Plan
-   Face Amount
-   Ceded Face Amount
-   Ceded Net Amount at Risk
-   Rating Table
-   Net YRT Premium
-   First Year/Renewal Indicator
-   Bill Date

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                                   EXHIBIT IV
                         SAMPLE ADMINISTRATIVE REPORTS

                     Quarterly Reinsurance Reserve Summary

Ceded to: [Redacted]
For Period of:
Hartford Life Treaty Number:

                        CURRENT NET AMOUNT AT RISK         RESERVES
--------------------------------------------------------------------------
Basic                          [Redacted]                 [Redacted]
Substandard
Total

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                                   EXHIBIT IV
                         SAMPLE ADMINISTRATIVE REPORTS

                       MONTHLY REINSURANCE POLICY EXHIBIT

CEDED TO:
      For the period of:
      Hartford Life Treaty Number:

                                Current Period:

                          NUMBER OF POLICIES    CURRENT NET AMOUNT AT RISK
--------------------------------------------------------------------------
In force Beg of Period        [Redacted]               [Redacted]
Increases
 New Business
 Reinstatement
 Other Increases
Decreases:
 Not Takens
 Lapses
 Recaptures
 Claims
 Other Decreases
In force End of Period

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                              TERMINATION ADDENDUM
                           EFFECTIVE OCTOBER 31, 2005

                                     TO THE

            FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
                            EFFECTIVE APRIL 1, 2003

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                       THE CANADA LIFE ASSURANCE COMPANY
                                 ("REINSURER")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the above-referenced reinsurance agreement ("Agreement"); and

WHEREAS, the Ceding Company and the Reinsurer have agreed to terminate the Agreement for new business effective October 31, 2005.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1. Effective October 31, 2005, the Ceding Company will no longer cede, and the Reinsurer will no longer accept, polices whose original application date was on or after October 31, 2005. The Agreement will continue to apply to all in force reinsurance until the termination or expiration of all such reinsurance.

2. Except as herein amended, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

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In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed the termination addendum in duplicate on the dates indicated below, with an effective date of October 31, 2005.

THE CANADA LIFE ASSURANCE COMPANY

By:     /s/ Monica Hainer                By:     /s/ Jean-Francois Poulin
        -------------------------------          -------------------------------
Name:   Monica Hainer, FSA, FCIA, MAAA   Name:   Jean-Francois Poulin, FSA, FCIA
Title:  Senior Vice-President            Title:  Senior Vice President
        Life Reinsurance                         Life Reinsurance
Date:   August 18/11                     Date:   August 19, 2011

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Paul Fischer                 Attest: /s/ Michael Roscoe
        -------------------------------          -------------------------------
Name:   Paul Fischer                     Name:   Michael Roscoe
Title:  Assistant Vice President &       Title:  Senior Vice President & Actuary
        Actuary
Date:   August 30, 2011                  Date:   August 30, 2011

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                       FACULTATIVE YEARLY RENEWABLE TERM
                             REINSURANCE AGREEMENT

                                    between

                        HARTFORD LIFE INSURANCE COMPANY

                                      and

                       THE CANADA LIFE ASSURANCE COMPANY

                                 April 1, 2003

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                                    ARTICLES

I.       Parties to the Agreement                                            3
II.      Reinsurance Coverage                                                3
III.     Liability                                                           3
IV.      Notification of Reinsurance                                         4
V.       Reinsurance Premiums                                                4
VI.      Reserves                                                            6
VII.     Oversights                                                          7
VIII.    Conversions                                                         7
IX.      Reductions, Terminations, and Changes                               7
X.       Increase in Retention                                               8
XI.      Reinstatement                                                      10
XII.     Expenses                                                           10
XIII.    Claims                                                             10
XIV.     Extra-Contractual Damages                                          14
XV.      Inspection of Records                                              14
XVI.     DAC Tax - Section 1.848-2 (g)(8) Election                          14
XVII.    Insolvency                                                         15
XVIII.   Offset                                                             16
XIX.     Arbitration                                                        16
XX.      Termination                                                        18
XXI.     General Provisions                                                 18
XXII.    Confidentiality                                                    20
XXIII.   Notices and Communications                                         20
XXIV.    Effective Date                                                     21
XXV.     Execution                                                          21

                                   SCHEDULES

A.       Plans Covered under This Agreement                                 22
B.       Basis of Reinsurance                                               25

                                    EXHIBITS

I.       Reinsurance Premium Calculation                                    26
II.      Retention, Binding, and Issue Limits                               27
III.     Annual per 1000 YRT Reinsurance Rates                              28
IV.      Sample Administrative Reports                                      29

ALL SCHEDULES AND EXHIBITS ATTACHED WILL BE CONSIDERED PART OF THIS REINSURANCE AGREEMENT.

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                                   ARTICLE I
                            PARTIES TO THE AGREEMENT

This Agreement is between Hartford Life Insurance Company (referred to as the Ceding Company), and The Canada Life Assurance Company (referred to as the Reinsurer).

The acceptance of risks under this Agreement will create no right or legal relationship between the Reinsurer and the insured owner or beneficiary of any insurance policy or contract of the Ceding Company. This Agreement will be binding upon the Ceding Company and the Reinsurer and their respective successors and assignees.

                                   ARTICLE II
                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to insurance issued by the Ceding Company on the Plans of Insurance shown in Schedule A. Such Plans of Insurance shall be reinsured with the Reinsurer on a facultative basis subject to the requirements set forth in Section A below. The specifications for all reinsurance under this Agreement are provided in Schedule B.

A.  Requirements for Facultative Reinsurance

The Ceding Company will send copies of all of the papers or facsimiles relating to the insurability of the individual risk to the Reinsurer. After the Reinsurer has examined the request, the Reinsurer will promptly notify the Ceding Company of the underwriting offer subject to additional requirements or the final underwriting offer. The final underwriting offer on the individual risk will automatically terminate upon the earlier of the withdrawal of the application or 120 days from the date of the final offer, unless coverage is accepted or put in place earlier.

The individual risk must be underwritten according to the Ceding Company's standard issue practices and guidelines.

B.  Basis of Reinsurance

Reinsurance under this Agreement will be on the basis as stated in Schedule B.

C.  Policy Forms

When requested, the Ceding Company will furnish the Reinsurer with a copy of each policy, rider, rate book, and applicable sales or marketing material that applies to the life insurance reinsured hereunder.

                                  ARTICLE III
                                   LIABILITY

A. The Reinsurer's liability will begin simultaneously with the Ceding Company's liability once the Reinsurer has accepted the application and the Ceding Company has accepted the offer.

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B.  In no event shall the reinsurance be in force and binding if the issuance and delivery of such insurance constituted the doing of business in a jurisdiction in which the Ceding Company was not properly licensed.

C. The Reinsurer's liability for reinsurance on the individual risk will terminate when the Ceding Company's liability terminates.

D. The Reinsurer shall establish reserves on the Reinsurer's portion of the policy on the reserve basis specified in Article VI.

                                   ARTICLE IV
                          NOTIFICATION OF REINSURANCE

A. The Ceding Company will notify the Reinsurer on the monthly statement as described in Article V.

B. When reinsurance is reduced or changed, the Ceding Company will notify the Reinsurer on the monthly accounting statement.

                                   ARTICLE V
                              REINSURANCE PREMIUMS

A.  Computation

Premiums for reinsurance under this Agreement will be computed as described in
Exhibit I.

B.  Premium Accounting

       1.   Payment of Reinsurance Premiums

            Following the close of each calendar month, the Ceding Company will send the Reinsurer a statement and a listing of new business, changes, and terminations, similar to Exhibit IV. The Reinsurer will refund to the Ceding Company all unearned Annual YRT Reinsurance Premiums not including policy fees, less applicable allowances, arising from reductions, terminations and changes as described in
            Article IX.

            Annual YRT Reinsurance Premiums, as calculated in Exhibit I, based on the Reinsured Net Amount at Risk, as defined in Schedule B, are paid annual in advance each month for those new policies with an effective date during the previous month and for those renewal policies with a policy anniversary date during the current month. If a net reinsurance premium balance is payable to the Reinsurer, the Ceding Company will forward this balance within thirty (30) days after the close of each month.

            If a net reinsurance premium balance is payable to the Ceding Company, the balance due will be subtracted from the reinsurance premium payable by the

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            Ceding Company for the current month. The Reinsurer shall pay any remaining balance due the Ceding Company within forty-five (45) days after the Ceding Company submits the statement.

            If an overpayment is not returned to the Ceding Company promptly or there is overdue premiums due to the Reinsurer, the party that is due payment reserves the right to charge interest on reinsurance payments due. The interest will be calculated according to the 90 Day Federal Government Treasury rate as first published in the Wall Street Journal in the month following the end of the billing period plus 50 basis points. The method of calculation will be simple interest "Bankers' Rule" (or 360 day year).

       2.   Termination Because of Non-Payment of Premium

            If undisputed reinsurance premiums are delinquent, the Reinsurer has the right to terminate the reinsurance risks of those policies by giving the Ceding Company ninety (90) days advance written notice. If the delinquent premiums have not been paid as of the close of the
            (90) ninety-day period, the Reinsurer's liability will terminate for the risks described in the delinquency notice.

            Regardless of the termination, the Ceding Company will continue to be liable to the Reinsurer for all unpaid reinsurance premiums earned up to the date of termination.

       3.   Reinstatement of a Delinquent Statement

            The Ceding Company may reinstate the terminated risks within sixty
            (60) days after the effective date of termination by paying the unpaid reinsurance premiums for the risks in force prior to the termination as defined in Article V -- B1 above. However, the Reinsurer will not be liable for any claim incurred between the date of termination and reinstatement. The effective date of reinstatement will be the date the required back premiums are received.

       4.   Currency

            The reinsurance premiums and benefits payable under this Agreement will be payable in the lawful money of the United States.

       5.   Detailed Listing

            The Ceding Company will send the Reinsurer an electronic detailed listing of all reinsurance in force, similar to Exhibit IV, thirty
            (30) days after the end of each quarter.

       6.   Guaranteed Rates

            The Reinsurer does not guarantee the rates in this treaty but intends to charge these rates indefinitely. In the event that the Reinsurer does increase rates, except as noted below, the Ceding Company shall have the right to recapture the business as of the date of notice of rate change. At this date of recapture, the Reinsurer in addition to any other amounts due, shall transfer an amount equal to

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            If however, the Ceding Company raises the rates charged to their customers, the Reinsurer shall have the right to raise rates without the allowed recapture stated above. However, this increase to the reinsurance rates shall be no more than proportional to the increase to the policy owners' cost of insurance rates.

       7.   Overpayment of Premium

            If the Ceding Company overpays a reinsurance premium and the Reinsurer accepts the overpayment, the Reinsurer's acceptance will not constitute nor create a reinsurance liability nor result in any additional reinsurance. Instead, the Reinsurer will be liable to the Ceding Company for a credit in the amount of the overpayment.

       8.   Underpayment of Premium

            If the Ceding Company fails to make a full premium payment for a policy or policies reinsured hereunder, due to an oversight defined in Article VII, the amount of reinsurance coverage provided by the Reinsurer shall not be reduced. However, once the underpayment is discovered, the Ceding Company will be required to pay to the Reinsurer the difference between the full premium amount and the amount actually paid, without interest. If payment or the full premium is not made within sixty (60) days after the discovery of the underpayment, the underpayment shall be treated as a failure to pay premiums and subject to the conditions of Section B.2, above.

                                   ARTICLE VI
                                    RESERVES

A.  Statutory Reserves for the Mortality Risk of the Policy

[Redacted]

B.  Representations

The Reinsurer represents to the Ceding Company that the Reinsurer is properly licensed or accredited so that the Ceding Company may claim statutory reserve credit in its financial statements filed in all states and the U.S. territories of American Samoa, Guam, Puerto Rico and the U.S. Virgin Islands, in which the Ceding Company is licensed to transact insurance business. In the event that as a result of a change in the Reinsurer's licensing or accreditation status, due to an action taken on behalf of the Reinsurer, the Ceding Company must obtain security for statutory reserve credits taken with respect to

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this Agreement, the Reinsurer will take all actions necessary or appropriate to ensure that the Ceding Company is able to claim such reserve credit on its statutory statements, including but not limited to establishing a trust or letter of credit in a form which meets all applicable standards of law and regulation. The Reinsurer will bear the expense of establishing any trusts or letters of credit with respect to this provision.

                                  ARTICLE VII
                                   OVERSIGHTS

If there is an unintentional oversight, misunderstanding, delay or error in the administration of this Agreement by the Ceding Company or the Reinsurer, it can be corrected provided the correction takes place within a reasonable time after the oversight, misunderstanding, delay, or error is first discovered. Both the Ceding Company and the Reinsurer will be restored to the position they would have occupied had the oversight or misunderstanding not occurred. Should it not be possible to restore both parties to such a position, the Ceding Company and the Reinsurer shall negotiate in good faith to equitably apportion any resulting liabilities and expenses.

This section shall not apply to applications for facultative reinsurance for which the Reinsurer has not received written notification that its offer of facultative reinsurance has been accepted by the Ceding Company in accordance with Article III.

                                  ARTICLE VIII
                                  CONVERSIONS

Conversions from existing term plans of insurance reinsured under this Agreement will be reinsured using the YRT premiums attached as Exhibit I on a point in scale basis up to the original face amount. The converted policy will be reinsured with the Reinsurer in the same proportion as was determined for the original term policy. A term conversion is a contractual right of the policyholder to replace a term policy with a permanent policy without evidence of insurability.

                                   ARTICLE IX
                      REDUCTIONS, TERMINATIONS AND CHANGES

A.  Replacement or Change

If there is a contractual change, the insurance will continue to be reinsured with the Reinsurer at point-in-scale rates. If an exchange is requested where the death benefit is increased, the Reinsurer must consent to the change.

Exchanges from one single life plan reinsured under this Agreement to a different single life plan will be reinsured at point-in-scale rates. An exchange is a new policy replacing an existing policy where the new policy is not fully underwritten.

B.  Increases or Decreases

       1. In the event of a reduction in the face amount of a policy, the Reinsurer's

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            percentage of the reduced face amount shall be the same percentage as set at issue.

       2. A request to increase the face amount of policies that are reinsured will be submitted to the Reinsurer for acceptance.

C.  Reduction in Retained Coverage

If any portion of the aggregate insurance retained by the Ceding Company on an individual life reduces or terminates, the Ceding Company will recalculate its retention on any remaining risk(s) inforce on that life with the intent of holding the appropriate retention under each applicable reinsurance agreement.

The retention limit, which was in effect at the time that each remaining risk was issued, will be used. The Ceding Company will not be required to retain an amount in excess of its regular retention limit for the age, mortality rating, and risk classification at the time of issue for any policy. The Ceding Company will first recalculate the retention on the policy(ies) having the same mortality rating as the terminated policy(ies). Order of recalculation will secondarily be determined by policy effective date, oldest first.

D.  Multiple Reinsurers

If a risk is shared by more than one reinsurer, the Reinsurer's percentage of any increased or reduced reinsurance will be the same as its initial percentage of the reinsurance for that risk.

E.  Termination

If the policy for a risk reinsured under this Agreement is terminated, the reinsurance for the risk involved will be terminated on the effective date of termination.

F.  Mortality Rating

If the Ceding Company wishes to reduce the mortality rating, this reduction will be subject to the Reinsurer's approval.

                                   ARTICLE X
                             INCREASE IN RETENTION

A.  If the Ceding Company should increase the retention limits as listed in
Exhibit II, prompt written notice of the increase must be given to the Reinsurer.

B. In the event of an increase in retention, the Ceding Company will have the option of recapturing the reinsurance up to the increased retention under this Agreement. The Ceding Company may exercise its option to recapture by giving written notice to the Reinsurer within (90) ninety days after the effective date of the increase.

C. Whenever the Ceding Company increases its maximum retention limits over the Ceding Company's Maximum Limits of Retention, as set forth in Exhibit II, the Ceding Company has the option to recapture certain risk amounts. If the Ceding Company has maintained

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its maximum stated retention (not a special retention limit) for the plan and the insured's issue age, sex, and mortality classification in effect at the time the reinsurance was ceded to the Reinsurer, or if the Ceding Company did not retain insurance on the life, it may apply its increased retention limits to reduce the amount of reinsurance as follows:

       1. The reduction in reinsurance will become effective on the next annual premium anniversary after the individual policy has been inforce for at least twenty (20) years.

       2. If more than one policy per life is eligible for recapture, then the eligible policies may be recaptured beginning with the policy with the earliest issue date and continuing in chronological order according to the remaining policies' issue dates.

       3. It is understood that the Ceding Company will not re-cede the business once it has been recaptured for a period of at least three
            (3) years unless the Reinsurer agrees to accept this business.

       4. If any reinsured policy is recaptured, all reinsured policies eligible for recapture under the provisions of this Article must be recaptured up to the Ceding Company's new maximum retention limits in a consistent manner and the Ceding Company must increase its total amount of insurance on each reinsured life. The Ceding Company may not revoke its election to recapture for policies becoming eligible at future anniversaries.

       5 If portions of the reinsured policy have been ceded to more than one reinsurer, the Ceding Company must allocate the reduction in reinsurance so that the amount reinsured by each reinsurer after the reduction is proportionately the same as if the new maximum dollar retention limits had been in effect at the time of issue.

       6. The amount of reinsurance eligible for recapture is based on the Total Net Amount at Risk (as defined in Schedule B) as of the date of recapture. For a policy issued as a result of a conversion, the recapture terms of the reinsurance agreement covering the original policy will apply, and the duration period for the purpose of recapture will be measured from the effective date of reinsurance on the original policy.

       7. The terms and conditions for the Ceding Company to recapture reinsured policies, as a result of the insolvency of the Reinsurer, are set forth in Article XVII.

       8. Cessions Under Waiver of Premium Claim: If there is a reinsured waiver of premium claim in effect when recapture takes place, the Reinsurer will continue to pay its share of the waiver claim until it terminates. The Reinsurer will not be liable for any other benefits, including the basic life risk, that are eligible for recapture. All such eligible benefits will be recaptured as if there were no waiver claim in effect.

       9. After the effective date of recapture, the Reinsurer will not be liable for any reinsured policies or portions of such reinsured policies eligible for recapture that the Ceding Company has overlooked.

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                                   ARTICLE XI
                                 REINSTATEMENT

If an insurance policy lapses for nonpayment of premium and is reinstated under the Ceding Company's terms and rules, the Reinsurer will reinstate the reinsurance as follows:

A.  Facultative Cases

Whenever an application is made by the policyholder for reinstatement in accordance with the terms of the policy, the policy was originally reinsured facultatively, and the reinstatement occurs ninety (90) days or more after the policy has lapsed, copies of such application for reinstatement, any personal declaration or medical examination and any other underwriting document shall be forwarded by the Ceding Company to the Reinsurer together with an application for reinstatement of the reinsurance. The Reinsurer shall notify the Ceding Company within three (3) business days of its acceptance or declination of the application for reinstatement.

Upon the Reinsurer's approval, the Ceding Company must pay the Reinsurer all back reinsurance premiums in the same manner as the Ceding Company received insurance charges or premiums under the policy. In the event that the policy is redated, the reinsurance premiums payable shall be at the appropriate policy year rate.

B.  Nonforfeiture Reinsurance Termination

If the Ceding Company has been requested to reinstate a policy that was reinsured while on extended term or reduced paid-up, then such reinsurance will terminate and facultative reinstatement procedures will be followed as outlined above in this Article.

                                  ARTICLE XII
                                    EXPENSES

The Ceding Company must pay the expense of all medical examinations, inspection fees and other charges in connection with the issuance of the insurance.

                                  ARTICLE XIII
                                     CLAIMS

A.  Liability

If the Ceding Company is liable for insurance benefits on a policy reinsured under this Agreement, the Reinsurer shall be liable for its portion of the reinsurance on that policy, as described in Schedule B. All reinsurance claim settlements will be subject to the terms and conditions of the particular contract and statutory requirements under which the Ceding Company is liable.

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B.  Notification

The Ceding Company shall report promptly to the Reinsurer the following information:

       -   Name of Insured

       -   Date of Birth of the Insured

       - Date of Death (if this information is available at the time of this initial notification)

       -   Company Code

       -   Policy Number

       -   Policy Date

       -   Face Amount

       -   Retention of the Ceding Company

       -   Amount Reinsured

       -   Treaty

Such claim made upon the Ceding Company shall be accepted by the Reinsurer as a claim upon it for the amount of reinsurance in force on the date the claim is incurred.

For claims incurred during the contestable period on risks ceded to the Reinsurer on a facultative basis where the Ceding Company has the intent to rescind, the Ceding Company shall submit all papers in connection with the claim to the Reinsurer.

C.  Claim Payment

       1.   Facultative Reinsurance on a Risk

            If a claim is made on a risk reinsured facultatively under this Agreement, the Ceding Company shall submit to the Reinsurer all relevant and/or requested documents and papers related to the claim along with the Ceding Company's recommendation. Upon receipt by the Reinsurer, the Ceding Company shall then wait five (5) business days during which time the Reinsurer shall have the opportunity to advise the Ceding Company of its consent or disagreement with the recommendation. In the event the Reinsurer does not contact the Ceding Company within the (5) five-day period, the Reinsurer shall be deemed to have approved the recommendation and the Ceding Company shall be authorized to act accordingly.

            The parties shall use best efforts to reach mutual agreement with respect to the submitted claim before the Ceding Company responds to the claimant.

       2.   Payment of Reinsurance Proceeds

            The Reinsurer shall reimburse the Ceding Company for its proportionate share of any interest paid on claims. The Reinsurer will pay the Ceding Company the reinsurance proceeds within fifteen
            (15) business days of final notification of the Ceding Company making the final decision to pay the policy proceeds, unless the claim amount is disputed.

            If either by the terms of the contract or by the exercise of an option, payment under the policy is deferred or made in installments, the Reinsurer shall nevertheless make payment immediately in one sum, upon receipt of proper notification stated in (B) above.

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       3.   Recapture

            If an undisputed net amount due to the Ceding Company is thirty (30) days past due, the Ceding Company shall provide the Reinsurer written notice, addressed to a senior officer of the Reinsurer, that includes (1) an itemization of the unpaid claims, and (2) a reminder that the Ceding Company will have the right to offset and subsequently recapture all business reinsured if such claims remain unpaid ninety (90) days past the due date. The sixty (60) day period between the Reinsurer written notice and ninety (90) days past the due date shall be called the "Cure Period".

            If the Reinsurer is delinquent, ninety (90) days past due, on an undisputed net amount due to the Ceding Company, the Ceding Company will have the right to offset such amounts from any amounts due the Reinsurer in accordance with Article XVIII. To the extent there is an insufficient balance from which to offset such amounts and the resulting amount due exceeds the Ceding Company shall have the right to recapture immediately upon the termination of the Cure Period.

       4.   Overdue Reinsurance Proceeds

            The Ceding Company reserves the right to charge interest on reinsurance proceeds due. The interest will be calculated according to the 90 Day Federal Government Treasury rate as first published in the Wall Street Journal in the month following the end of the billing period plus 50 basis points. The method of calculation will be simple interest "Bankers' Rule" (or 360 day year).

       5.   Waiver of Premium

            If Waiver of Premium is reinsured under this Agreement, then in the event of a total disability claim, the Ceding Company shall continue to pay the Reinsurer the reinsurance premium. However, the Ceding Company will not pay the reinsurance premium for the waiver benefit for the duration of the waiver claim period. The Reinsurer shall pay the Ceding Company its share of the gross premium being waived, including any rider or supplementary benefit gross premiums being waived, taking into account any fractions of a year for which premiums have been waived. The Reinsurer will pay waiver benefits annually regardless of the mode of premium payment specified in the policy.

       6.   Interest

            If payment under the policy is delayed and interest is allowed per statutory requirement or the contract, the Reinsurer will pay interest on the reinsurance at the same rate and for the same time period as the Ceding Company.

D.  Contests, Denials, Litigation, Reduced Settlements and Compromises

The Ceding Company shall promptly notify the Reinsurer of any claim the Ceding Company plans to contest, deny, litigate or compromise ("Contest"). The Ceding Company shall also furnish details of such action on request and shall furnish an itemized reinsurance claim form of expenses incurred thereby.

Once the Reinsurer receives all requested documents, the Reinsurer shall notify the Ceding Company in writing of the Reinsurer's decision whether or not to participate in the Contest. If the Reinsurer notifies the Ceding Company in writing that it has elected not to participate in the Contest, the Reinsurer shall immediately pay the Ceding

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Company its share of the claim and expenses and not share in any subsequent increase or reduction. Once the Reinsurer has paid its share, it shall not be liable for any additional expenses associated with the Contest.

When the Reinsurer agrees in writing to participate on a Contest, involving reinsurance, it shall share in the payment of legal or investigative expenses relating to the claim in the same proportion as the Reinsurer's liability bears to the Ceding Company's liability. The Reinsurer shall not reimburse expenses associated with non-reinsured policies. If the Ceding Company's Contest results in a reduction or increase in the liability of the contested policy, the Reinsurer shall share in the reduction or increase proportional to their share of the Total Net Amount at Risk (as defined in Schedule B) on the date of death of the insured.

E.  Misstatement of Age or Sex

If the amount of insurance provided by the policy or policies reinsured under this Agreement is increased or reduced because of misstatement of age or sex established after the death of the insured, the Reinsurer will share with the Ceding Company in this increase or reduction. The face amount of the reinsured policy will be adjusted from the inception of the policy, and any difference will be settled without interest.

F.  Routine Expenses

The Ceding Company will pay the routine expenses incurred in connection with settling claims. These expenses may include compensation of agents and employees and the cost of routine investigations.

G.  Non-Routine Expenses

The Reinsurer will share with the Ceding Company all expenses that are not routine. Expenses that are not routine are those directly incurred in connection with the contest or the possibility of a contest of a claim or the assertion of defenses, including legal expenses. The expenses will be shared in proportion to the Total Net Amount at Risk, as defined in Schedule B, for the Ceding Company and the Reinsurer. However, if the Reinsurer has released the liability under Section D of this Article, the Reinsurer will not share in any expenses incurred after the date of the Reinsurer's release.

H.  Return of Premium for Misrepresentations and Suicides

If a misrepresentation on an application or a death of an insured risk by suicide results in the Ceding Company returning the policy premiums to the policy owner rather than paying the policy benefits, the Reinsurer will refund all of the reinsurance premiums it received on that policy to the Ceding Company without interest. This refund given by the Reinsurer will be in lieu of all other reinsurance benefits payable on that policy under this Agreement.

I.  Contestable Period

If during the contestable period, Ceding Company is notified of the death of the insured, the Ceding Company will investigate the case.

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                                  ARTICLE XIV
                           EXTRA-CONTRACTUAL DAMAGES

In no event will the Reinsurer have any liability for any extra-contractual damages, which are awarded against the Ceding Company as a result of acts, omissions, or course of conduct committed solely by the Ceding Company with no involvement of the Reinsurer in connection with the insurance reinsured under this Agreement.

The Reinsurer will, however, pay its share of punitive and/or compensatory damages and/or statutory penalties awarded against the Ceding Company in connection with benefits reinsured under this Agreement if the Reinsurer agreed in writing to the act or course of conduct of the Ceding Company that resulted in the assessment of such damages.

The Reinsurer does recognize that circumstances may arise under which the Reinsurer, in equity, should share, to the extent permitted by law, in paying certain assessed damages. Such circumstances are difficult to define in advance, but by example may involve those situations in which the Reinsurer was an active party and, in writing, recommended, consented to or explicitly ratified the act, omission, or course of conduct of the Ceding Company that ultimately resulted in the assessment of such damages. The extent of such sharing is dependent on good faith assessment of culpability in each case, but all factors being equal, the division of any such assessment would be in the proportion of Total Net Amount at Risk (as defined in Schedule B) accepted by each party for the plan of insurance involved.

                                   ARTICLE XV
                             INSPECTION OF RECORDS

Each party or their authorized representatives will have the right, at any reasonable time and upon reasonable notice, to inspect the other party's books and documents that relate to reinsurance under this Agreement.

                                  ARTICLE XVI
                                    DAC TAX
                        SECTION 1.848-2(G) (8) ELECTION

A. The Ceding Company and the Reinsurer jointly agree to the DAC Tax Election pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations (the "Treasury Regulations") issued under Section 848 of the Internal Revenue Code of 1986, as amended (the "Code") whereby:

       (i) The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Code section 848(c)(1); and

       (ii) Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency.

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B.  As used in this Article XVI, the terms "net positive consideration",
"specified policy acquisition expenses" and "general deductions limitation" are defined by reference to Treasury Regulations Section 1.848-2 and Code Section 848 as of April 1, 2003.

C. The method and timing of the exchange of this information shall be as follows:

       (i) The Ceding Company shall submit a schedule to the Reinsurer by May 1 of each year of its calculation of the net consideration for the preceding calendar year.

       (ii) The Reinsurer shall, in turn, complete the schedule by indicating acceptance of the Ceding Company's calculation of net consideration or shall note in writing any discrepancies. The Reinsurer shall return the completed schedule to the Ceding Company by June 1 of each year.

       (iii) If there are any discrepancies between the Ceding Company's and the Reinsurer's calculation of net consideration, the parties shall act in good faith to resolve these discrepancies in a manner that is acceptable to both parties by July 1 of each year.

       (iv) Each party shall attach the final schedule to their respective U.S. federal income tax returns for each taxable year in which consideration is transferred under this Agreement. The schedule shall identify this Agreement and restate the election described in this Article XVI and shall be signed by both parties.

D. This DAC Tax Election shall be effective on the effective date of this Agreement and shall be effective for all years for which this Agreement remains in effect.

E. The Ceding Company and the Reinsurer each represent and warrant that they are subject to U.S. taxation under either the provisions of Subchapter L of Chapter 1 or Subpart F of Part III of Subchapter N of Chapter 1 of the Code.

F. Should the Reinsurer breach the representation and warranty of tax status set forth in this Article of this Agreement, the Reinsurer agrees to indemnify and hold the Ceding Company, its directors, officers, employees, agents, and shareholders harmless from any liability and all liability, loss, damages, fines, penalties, interest, and reasonable attorney's fees, which the Ceding Company, its directors, officers, employees, agents, and shareholders may sustain by reason of such breach.

                                  ARTICLE XVII
                                   INSOLVENCY

A.  Insolvency of the Reinsurer

If the Reinsurer becomes insolvent as determined by the Regulatory Agency responsible for such determination, amounts due the Reinsurer will be paid net of the terms of this Agreement and directly to the liquidator, receiver, or statutory successor without decrease. In addition, upon the Reinsurer's insolvency, the Ceding Company may cancel this Agreement for future new business as described in Article XX. All reinsurance ceded under this Agreement may be recaptured by the Ceding Company as of the date the Reinsurer fails to meet its obligations under this Agreement.

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

B.  Insolvency of the Ceding Company

If the Ceding Company should become insolvent, as determined by the Regulatory Agency responsible for such determination, all reinsurance under this Agreement will be payable by the Reinsurer directly to the Ceding Company's liquidator, receiver or statutory successor, on the basis of the liability of the Ceding Company under the policy or policies reinsured and without diminution because of the insolvency of the Ceding Company. However, in the event of such insolvency, the liquidator, receiver, or statutory successor will give written notice of a pending claim against the Ceding Company on the reinsured policy. It will do so within a reasonable time after the claim is filed in the insolvency proceedings. During the pendency of such a claim, the Reinsurer may investigate the claim and may, at its own expense, interpose any defense or defenses, which it may deem available to the insolvent Ceding Company, its liquidator, receiver, or statutory successor, in the proceedings where the claim is to be adjudicated.

The expense thus incurred by the Reinsurer will be chargeable against the insolvent Ceding Company, subject to court approval, as part of the expense of liquidation to the extent of a proportionate share of the benefit, which may accrue to the insolvent Ceding Company solely as a result of the defense undertaken by the Reinsurer.

Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to the claim, the expense will be apportioned in accord with the terms of the reinsurance agreement as though the expense had been incurred by the insolvent Company.

                                 ARTICLE XVIII
                                     OFFSET

Any undisputed debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either the Ceding Company or the Reinsurer with respect to this Agreement, shall be offset, and only the balance shall be allowed or paid. In the event the Ceding Company becomes insolvent, offsets shall be allowed in accordance with applicable law.

                                  ARTICLE XIX
                                  ARBITRATION

The Ceding Company and the Reinsurer mutually understand and agree that the wording and interpretation of this Agreement is based on the usual customs and practice of the insurance and reinsurance industry. While both the Ceding Company and the Reinsurer agree to act in good faith in its dealings with each other, it is understood and recognized that situations may arise in which they cannot reach an agreement.

In the event that any dispute cannot be resolved to mutual satisfaction, the dispute will first be subject to good-faith negotiation as described below in an attempt to resolve the dispute without the need to institute formal arbitration proceedings.

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Within ten (10) days after one of the parties has given the other the first written notification of the specific dispute, each of the parties will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

If the officers cannot resolve the dispute within thirty (30) days of their first meeting, both parties agree that they will submit the dispute to formal arbitration. However, the parties may agree in writing to extend the negotiation period for an additional thirty (30) days.

No later than fifteen (15) days after the final negotiation meeting, the officers taking part in the negotiation will give both the Ceding Company and the Reinsurer written confirmation that they are unable to resolve the dispute and that they recommend establishment of formal arbitration.

An arbitration panel consisting of three (3) past or present officers of life insurance or life reinsurance companies not affiliated with either of the parties in any way will settle the dispute. Each party will appoint one arbitrator and the two will select a third. If the two arbitrators cannot agree on the choice of a third within thirty (30) days following their appointment, each arbitrator shall nominate three candidates within ten (10) days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

The Ceding Company and the Reinsurer shall bear the expense of its own arbitrator and shall jointly bear with the other the expense of the third arbitrator. In the absence of a decision to the contrary by the arbitration panel, the Ceding Company and the Reinsurer shall jointly share in all other costs of the arbitration.

The arbitration proceedings will be conducted according to the Commercial Arbitration Rules of ARIAS-US, which are in effect at the time the arbitration begins.

The arbitration will take place in Hartford, Connecticut unless the parties mutually agree otherwise.

Within sixty (60) days after the beginning of the arbitration proceedings the arbitrators will issue a written decision on the dispute and a statement of any award to be paid as a result. The decision will be based on the terms and conditions of this Agreement as well as the usual customs and practices of the insurance and reinsurance industry, rather than on strict interpretation of the law. The decision will be final and binding on both the Ceding Company and the Reinsurer and there will be no further appeal.

The parties may mutually agree to extend any of the negotiation or arbitration periods shown in this Article.

Unless otherwise decided by the arbitrators, the parties will share in their proportion of all expenses resulting from the arbitration, including the fees and expenses for the arbitrators, except that each party will be responsible for its own attorneys' fees.

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                                   ARTICLE XX
                                  TERMINATION

A. The Ceding Company and the Reinsurer may terminate this Agreement as it applies to the new business of each by giving ninety (90) days' written notice of termination. The day the notice is deposited in the mail addressed to the Home Office, or to an Officer of each party, will be the first day of the (90) ninety-day period. In addition, this Agreement may be terminated immediately for the acceptance of new reinsurance by either party if one of the parties becomes insolvent as described in Article XVII.

B. During the (90) ninety-day period, this Agreement will continue to be in force between the terminating parties.

C. After termination, the terminating parties shall remain liable under the terms of this Agreement for all reinsurance that becomes effective prior to termination of this Agreement. After termination, the Reinsurer shall be liable for all reinsurance that has an application date and has been received and accepted by the Reinsurer on or before the effective date of the termination.

                                  ARTICLE XXI
                               GENERAL PROVISIONS

A.  Entire Contract

This Agreement with any attached Schedules and Exhibits shall constitute the entire contract between the parties with respect to the business being reinsured hereunder and there are no understandings between the parties other than as expressed herein.

B.  Modifications

Any modification or change to the provisions of this Agreement shall be null and void unless set forth in a written amendment to the Agreement which is signed by all parties to the Agreement.

C.  Severability

In the event that any provision or term of this Agreement shall be held by any court, arbitrator, or administrative agency to be invalid, illegal or unenforceable, all of the other terms and provisions shall remain in full force and effect to the extent that their continuance is practicable and consistent with the original intent of the parties. In addition, if any provision or term is held invalid, illegal or unenforceable, the parties will attempt in good faith to renegotiate the Agreement to carry out the original intent of the parties.

D.  Survival

All provisions of this Agreement shall survive its termination to the extent necessary to carry out the purposes of this Agreement or to ascertain and enforce the parties' rights or obligations hereunder existing at the time of termination.

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E.  Non-Waiver

No waiver by either party of any violation or default by the other party in the performance of any promise, term or condition of this Agreement shall be construed to be a waiver by such party of any other or subsequent default in performance of the same or any other promise, term or condition of this Agreement. No prior transactions or dealings between the parties shall be deemed to establish any custom or usage waiving or modifying any provision hereof. The failure of either party to enforce any part of this Agreement shall not constitute a waiver by such party of its right to do so, nor shall it be deemed to be an act of ratification or consent.

F.  Governing Law

This Agreement shall be governed by the laws of the state of Connecticut.

G.  Assignment

Neither party may assign any of its rights, duties or obligations under this Agreement without the prior written consent of the other party.

H.  Counterparts

This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

I.  Force Majeure

Neither party shall be liable for any delay or non-performance of any covenant contained herein nor shall any such delay or non-performance constitute a default hereunder, or give rise to any liability for damages if such delay or non-performance is caused by an event of "force majeure." As used herein, the term "Force Majeure," means an event, explosion, action of the elements, strike or other labor relations problem, restriction or restraint imposed by law, rule or regulation of any public authority, whether federal, state or local, and whether civil or military, act of any military authority, interruption of transportation facilities or any other cause which is beyond the reasonable control of such party and which by the exercise of reasonable diligence such party is unable to prevent. The existence of any event of Force Majeure shall extend the term of performance on the part of such party to complete performance in the exercise of reasonable diligence after the event of Force Majeure has been removed.

J.  No Limitation on Disclosure of Tax Treatment

Notwithstanding anything herein to the contrary, except as reasonably necessary to comply with applicable securities laws, each party to this Agreement (and each employee, representative, or other agent of such party) may consult any tax advisor regarding the U.S. federal income tax treatment or tax structure of the transaction (the "Tax Transaction"), and disclose to any and all persons, without limitation of any kind, the Tax Treatment and all materials of any kind that are provided to such party relating to the Tax Treatment. The permission to disclose the Tax Treatment is limited to any facts relevant to the U.S. federal income Tax Treatment and does not include information relating to the identity of the parties.

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K. Compliance

This Agreement applies only to the issuance of insurance by the Ceding Company in a jurisdiction in which it is properly licensed.

The Ceding Company represents and warrants, to the best of its knowledge, that it is in compliance with all of the state and federal laws applicable to the business reinsured under this Agreement. In the event that the Ceding Company is found to be in non-compliance with any law material to this Agreement, the Agreement will remain in effect and the Ceding Company will indemnify the Reinsurer for any direct loss the Reinsurer suffers as a result of the non-compliance, and will seek to remedy the non-compliance.

                                  ARTICLE XXII
                                CONFIDENTIALITY

As used herein, "Confidential Information" means all of our confidential, proprietary, or trade secret information, including, but not limited to, all information on the Ceding Company's customers and claimants and other information the Ceding Company discloses to the Reinsurer. The term "Confidential Information" does not include any information which (i) at the time of disclosure or thereafter is generally available to and known by the public other than by way of a wrongful disclosure by a party or its Representatives; (ii) was available on a non-confidential basis from a source other than the parties hereto or their Representatives, provided that such source is not and was not bound by a confidentiality agreement with a party hereto; or (iii) was independently developed without violating any obligations under this Agreement and without the use of any Confidential Information.

The Reinsurer shall maintain the confidentiality of the Confidential Information, shall use it only for purposes for which it was disclosed and shall not disclose it to any other person except to employees, agents, and other persons who need to know such Confidential Information (Retrocessionaires) to carry out the purposes for which it was disclosed and who agree to maintain the confidentiality of the information provided herein.

                                 ARTICLE XXIII
                           NOTICES AND COMMUNICATIONS

All notices and communications under this treaty should be sent to:

Individual Life Director of Reinsurance
Hartford Life
200 Hopmeadow St.
Simsbury, CT 06089

With copies to:

Chief Actuary
Hartford Life
200 Hopmeadow St.

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
General Counsel
Hartford Life
200 Hopmeadow St.
Simsbury, CT 06089

Canada Life Reinsurance
330 University Avenue
Toronto, Canada M5G 1R8
Attn: Reinsurance Division

Notices are deemed received when delivered.

                                  ARTICLE XXIV
                                 EFFECTIVE DATE

The provisions of this Agreement shall be effective with respect to policies issued on or after April 1, 2003.

                                  ARTICLE XXV
                                   EXECUTION

THE CANADA LIFE ASSURANCE COMPANY

By:      /s/ Tom O'Sullivan              By:      /s/ Monica Hainer
         ------------------------------           ------------------------------
         Tom O'Sullivan, FSA, FCIA                Monica Hainer, FSA, FCIA, MAAA
Title:   Vice President & Actuary Life   Title:   Senior Vice President Life
         Reinsurance                              Reinsurance
Date:    May 5, 2006                     Date:    May 5/06

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Thomas P. Kalmbach          Attest:  /s/ Michael J. Roscoe
         ------------------------------           ------------------------------
         Thomas P. Kalmbach, FSA, MAAA            Michael J. Roscoe, FSA, MAAA
         Assistant Vice President                 Vice President and Actuary
                                                  Individual Life Product
                                                  Management
Date:    3/17/06                         Date:    3/17/06

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                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

TYPE OF BUSINESS      Individual life insurance issued by the Ceding Company

UPSCALE PRODUCTS                                          RIDERS
--------------------------------------------------------------------------------
Stag Protector Variable Universal Life    Other Covered Insured
Stag Variable Life Accumulator            Term Rider (base or other insured)
Stag Universal Life                       ADB Benefit (not reinsured)
SPVL (Fully underwritten only)            Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)           Waiver of Monthly Deduction
One Year Term                             Waiver of Specified Amount
Stag Whole Life                           Enhanced No Lapse Guarantee Rider
                                          Estate Tax Repeal Benefit Rider
                                          Level Compensation Endorsement
                                          Children's Life Insurance Rider
                                          Maturity Date Extension
                                          Guaranteed COI Benefit Rider
                                          Mortality and Expense Risk Rates Rider

MIDDLE AMERICA PRODUCTS                   RIDERS
--------------------------------------------------------------------------------
LBSI UL                                   Term Rider (base or other insured)
Life Solutions I UL                       Waiver of Premium Riders
Life Solutions II UL                      Waiver of Monthly Deduction Riders
20 Year Term                              Additional Purchase Option Rider
                                          Disability Income Rider (not
                                          reinsured)

WOODBURY PRODUCTS
--------------------------------------------------------------------------------
Hartford Stag Wall Street Variable        Term Rider
Universal Life
                                          ADB (not reinsured)
                                          Waiver of Monthly Deduction
                                          Waiver of Specified Amount
                                          Cost of Living Adjustment Rider
                                          Child Rider
                                          Accelerated Benefit Rider
                                          Specify Monthly Deductions
                                          Enhanced No Lapse Guarantee

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                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Children's Life Insurance Rider: Provides additional term coverage for a child

Waiver of Premium Riders: Waives premium requirement if insured is disabled

Additional Purchase Option Rider: Provides additional term coverage

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a life time option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

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                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions : This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

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
                                   SCHEDULE B
                              BASIS OF REINSURANCE

FACULTATIVE REINSURANCE
The Reinsurer will accept X% (as determined at issue) of the risk.

NET AMOUNT AT RISK DEFINITION: [Redacted]

MINIMUM INITIAL FACULTATIVE REINSURANCE SUBMISSION
[Redacted]

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

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION

1.  REINSURANCE PREMIUM

ANNUAL YRT REINSURANCE PREMIUM

[Redacted]

2.  PREMIUM TAX

Premium tax will not be reimbursed.

3.  FLAT EXTRA ALLOWANCES

The flat extra premium paid to the Reinsurer will be the annual flat extra rate which the Ceding Company charges the insured less the allowances below times the Reinsured Net Amount at Risk.

DURATION OF FLAT EXTRA                           FIRST YEAR     RENEWAL YEARS
--------------------------------------------------------------------------------
Less than 5 years                                [Redacted]       [Redacted]
5 years or more

4.  RIDERS

Term riders, cost of living riders, and other riders providing additional or increasing coverage will use the same methods and YRT rates as the base plan. Waiver of premium rates are attached and are per dollar of annualized amount. Deduction amount waiver rates (also called "waiver of monthly deductions") are attached, and the charge for this benefit is a rate times the monthly deduction amount. Our retention on both types of waivers is proportional to our retention on the death benefit. For both the Waiver of Premium and Waiver of Monthly Deduction, the reinsurance premium will be net of the following allowances:

First Year       Renewal Years
[Redacted]       [Redacted]

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
                                   EXHIBIT II
                     SINGLE LIFE RETENTION AND JUMBO LIMITS

RETENTION LIMIT

[Redacted]

JUMBO LIMIT

[Redacted]

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                                  EXHIBIT III

     Annual per 1000 Yearly Renewable Term reinsurance rates are attached.

               PRODUCTS USING MULTI-CLASS RATE TABLES: [Redacted]
                     Stag Protector Variable Universal Life
                    Stag Accumulator Variable Universal Life
                              Stag Universal Life
                                Stag Whole Life
               Hartford Stag Wall Street Variable Universal Life

                PRODUCTS USING UNI-CLASS RATE TABLES: [Redacted]
                                    LBSI UL
                              LIFE SOLUTIONS I UL
                              LIFE SOLUTIONS II UL
                                  20 YEAR TERM
                                    ART (CW)
                             5 & 10 YEAR TERM (NY)
                                      SPVL
                                 ONE YEAR TERM

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
Single Life 2002 Multiclass Annual YRT Per 1000 Reinsurance Rates

[Redacted]

                                Monthly Per 1000
                       Waiver of Monthly Deduction Amount

                      Age              Male             Female
                      [Redacted]       [Redacted]       [Redacted]

                                   EXHIBIT IV
                         SAMPLE ADMINISTRATIVE REPORTS

                            BILLING STATEMENT SAMPLE
                              POLICY DETAIL REPORT

For Each Policy show:

-   Hartford Life Treaty Number

-   Issue Date

-   Name

-   Sex

-   Birth Date

-   Issue Age

-   Smoker/NonSmoker

-   State of Residence

-   Current Plan

-   Face Amount

-   Ceded Face Amount

-   Ceded Net Amount at Risk

-   Rating Table

-   Net YRT Premium

-   First Year/Renewal Indicator

-   Bill Date

Fac for Single Life Excess Pool
Between HLIC and Canada Life
Effective 4/01/2003

                                   EXHIBIT IV
                         SAMPLE ADMINISTRATIVE REPORTS

                     Quarterly Reinsurance Reserve Summary

Ceded to:
For Period of:
Hartford Life Treaty Number:

                                                 CURRENT NET AMOUNT AT RISK                         RESERVES
----------------------------------------------------------------------------------------------------------------------------
Basic                                                    [Redacted]                                [Redacted]
Substandard
Total

Fac for Single Life Excess Pool
Between HLIC and Canada Life
Effective 4/01/2003

                                   EXHIBIT IV
                         SAMPLE ADMINISTRATIVE REPORTS

                       MONTHLY REINSURANCE POLICY EXHIBIT

CEDED TO:
For the period of:
Hartford Life Treaty Number:

                                Current Period:

                                                     NUMBER OF POLICIES                    CURRENT NET AMOUNT AT RISK
----------------------------------------------------------------------------------------------------------------------------
In force Beg of Period                                   [Redacted]                                [Redacted]
Increases
 New Business
 Reinstatement
 Other Increases
Decreases:
 Not Takens
 Lapses
 Recaptures
 Claims
 Other Decreases
In force End of Period

Fac for Single Life Excess Pool
Between HLIC and Canada Life
Effective 4/01/2003

                              TERMINATION ADDENDUM
                           EFFECTIVE OCTOBER 31, 2005

                                     TO THE

            FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
                            EFFECTIVE APRIL 1, 2003

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                       THE CANADA LIFE ASSURANCE COMPANY
                                 ("REINSURER")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the above-referenced reinsurance agreement ("Agreement"); and

WHEREAS, the Ceding Company and the Reinsurer have agreed to terminate the Agreement for new business effective October 31, 2005.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

       1. Effective October 31, 2005, the Ceding Company will no longer cede, and the Reinsurer will no longer accept, polices whose original application date was on or after October 31, 2005. The Agreement will continue to apply to all in force reinsurance until the termination or expiration of all such reinsurance.

       2. Except as herein amended, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

Single Life Fac Only -- Effective 04/01/2003
Between HLIC and Canada Life
Termination Addendum- Effective 10/31/2005

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed the termination addendum in duplicate on the dates indicated below, with an effective date of October 31, 2005.

THE CANADA LIFE ASSURANCE COMPANY

By:     /s/ Monica Hainer               By:     /s/ Jean-Francois Poulin
        ------------------------------          ------------------------------
Name:   Monica Hainer, FSA, FCIA, MAAA  Name:   Jean-Francois Poulin, FSA,
                                                FCIA
Title:  Senior Vice-President Life      Title:  Senior Vice President Life
        Reinsurance                             Reinsurance
Date:   August 18/11                    Date:   August 19, 2011

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Paul Fischer                Attest: /s/ Michael Roscoe
        ------------------------------          ------------------------------
Name:   Paul Fischer                    Name:   Michael Roscoe
Title:  Assistant Vice President &      Title:  Senior Vice President &
        Actuary                                 Actuary
Date:   August 30, 2011                 Date:   August 30, 2011

Single Life Fac Only -- Effective 04/01/2003
Between HLIC and Canada Life
Termination Addendum- Effective 10/31/2005

                                    2